                                                                    EXHIBIT 10.4






                        CAPE COD BANK AND TRUST COMPANY
                    EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST

                           Effective January 1, 1989

                               TABLE OF CONTENTS
                               -----------------


                                                                               Page
                                                                               ----
ARTICLE 1   DEFINITIONS                                                           2
      1.01  Account...........................................................    2
      1.02  Affiliated Employer...............................................    2
      1.03  Annual Compensation...............................................    2
      1.04  Beneficiary.......................................................    3
      1.05  Board of Directors................................................    3
      1.06  Break in Service..................................................    3
      1.07  Committee.........................................................    3
      1.08  Company...........................................................    3
      1.09  Effective Date....................................................    3
      1.10  Employee..........................................................    3
      1.11  Entry Date........................................................    4
      1.12  Fiscal Year.......................................................    4
      1.13  Limitation Year...................................................    4
      1.14  Member............................................................    4
      1.15  Normal Retirement Age.............................................    4
      1.16  Plan..............................................................    4
      1.17  Plan Year.........................................................    4
      1.18  Stock.............................................................    4
      1.19  Termination of Employment.........................................    5
      1.20  Trustees..........................................................    5
      1.21  Trust Fund........................................................    5
      1.22  Year of Service...................................................    5
      1.23  Valuation Date....................................................    5

ARTICLE 2   ELIGIBILITY FOR PARTICIPATION.....................................    6
      2.01  Eligibility of Participant........................................    6
      2.02  Eligibility Service...............................................    6
      2.03  Hours of Service..................................................    6
      2.04  Reemployment of Former Members and Employees......................    8

ARTICLE 3   CONTRIBUTIONS.....................................................    9
      3.01  Initial Contribution..............................................    9
      3.02  Future Contribution...............................................    9
      3.03  Limitation on Contributions.......................................    9
      3.04  Timing of Contributions...........................................   10
      3.05  Company's Contribution Irrevocable................................   10
      3.06  No Employee Contributions.........................................   10

                                      (i)

ARTICLE 4   ALLOCATION OF CONTRIBUTIONS AMONG MEMBERS.........................   11
      4.01  Method of Allocating Initial......................................   11
      4.02  Amount and Method of Subsequent Allocations.......................   12
      4.03  Annual Additions Defined..........................................   12
      4.04  Limitation for this Plan..........................................   12
      4.05  Limitations Applicable to Members Covered by Defined Benefit Plan.   14
      4.06  Combining of Plans and Companies..................................   15
      4.07  Participation in Another Defined Contribution Plan................   16
      4.08  Fractional Shares.................................................   16

ARTICLE 5   MEMBERS' ACCOUNTS.................................................   17
      5.01  Separate Accounts.................................................   17
      5.02  Value of Accounts.................................................   17
      5.03  Value to be Used for Distributions................................   17
      5.04  Payment of Dividends..............................................   17
      5.05  Diversification...................................................   18

ARTICLE 6   ELIGIBILITY FOR DISTRIBUTION OF SHARES............................   20
      6.01  Termination of Employment.........................................   20
      6.02  Death.............................................................   20
      6.03  Designation of Beneficiary........................................   20
      6.04  Time for Payment..................................................   21
      6.05  Required Distribution.............................................   22

ARTICLE 7   PAYMENT OF BENEFITS...............................................   23
      7.01  Method of Payment.................................................   23
      7.02  Form of Payment...................................................   23
      7.03  Limitations on Payments...........................................   23
      7.04  Put Option........................................................   24
      7.05  Offer to Purchase.................................................   27
      7.06  Restrictions on Shares of Company Stock...........................   27

ARTICLE 8   WITHDRAWALS.......................................................   29
      8.01  No Withdrawal of Company Contributions............................   29

ARTICLE 9   RIGHTS AND DUTIES OF TRUSTEES.....................................   30
      9.01  Appointment of Trustees...........................................   30
      9.02  Action by Majority of the Trustees................................   30
      9.03  Powers of Trustees................................................   30
      9.04  Investments.......................................................   30
      9.05  Exercise of Voting Rights.........................................   31
      9.06  Reliance on Trustees as Owner.....................................   34
      9.07  Liquidation of Assets.............................................   34
      9.08  Evidence on Which Trustees May Act................................   34

                                      (ii)

      9.09  Discretionary Action..............................................   35
      9.10  Records and Accounting............................................   35
      9.11  Payment of Taxes..................................................   36
      9.12  Compensation and Expenses of Trustees.............................   36
      9.13  Legal Action......................................................   37
      9.14  Liability of Trustees.............................................   37

ARTICLE 10  ADMINISTRATION OF THE PLAN........................................   39
     10.01  Retirement and Administrative Committee...........................   39
     10.02  Chairman, Secretary, Records......................................   39
     10.03  Majority Vote, Execution of Certificates..........................   39
     10.04  Powers............................................................   40
     10.05  Rules and Regulations.............................................   41
     10.06  Other Fiduciary Capacity..........................................   41
     10.07  Employment of Professional Assistance.............................   41
     10.08  Reliance..........................................................   41
     10.09  Expenses of Administration........................................   41
     10.10  Allocation of Fiduciary Responsibility............................   42
     10.11  No Joint Fiduciary Responsibilities...............................   43
     10.12  Claims Procedure..................................................   43
     10.13  Notice to Employee................................................   44
     10.14  Government Reports................................................   45

ARTICLE 11  NON-ALIENATION OF BENEFITS........................................   46
     11.01  Spendthrift Provision.............................................   46
     11.02  Qualified Domestic Relations Orders...............................   46

ARTICLE 12  AMENDMENT AND TERMINATION.........................................   47
     12.01  Right to Amend or Terminate.......................................   47
     12.02  Liquidation of Trust Fund.........................................   47

ARTICLE 13  GENERAL PROVISIONS................................................   48
     13.01  Rights Against the Company........................................   48
     13.02  Records...........................................................   48
     13.03  Payments to Incompetents..........................................   48
     13.04  Mailing of Benefits...............................................   48
     13.05  Return of Contributions...........................................   49
     13.06  Merger or Consolidation...........................................   50
     13.07  Construction......................................................   50
     13.08  Liability of Company..............................................   50
     13.09  Impossibility of Performance......................................   50
     13.10  Headings..........................................................   51
     13.11  Execution of Agreement............................................   51

                                     (iii)

ARTICLE 14  TOP-HEAVY PROVISIONS..............................................   52
     14.01  Article Controls..................................................   52
     14.02  Definitions.......................................................   52
     14.03  Top-Heavy Status..................................................   57
     14.04  Termination of Top-Heavy Status                                      59

                                      (iv)

     This AGREEMENT OF TRUST made this 24th day of August, 1989 by and between Cape Cod Bank and Trust Company, in its capacity as an employer, (hereinafter referred to as the "Company") and Cape Cod Bank and Trust Company, in their capacity as trustee (hereinafter referred to as the "Trustees").

                              W I T N E S S E T H

     WHEREAS the Company desires to afford eligible employees the opportunity of sharing in the ownership of the Company; and

     WHEREAS the Company believes this purpose can be accomplished by the establishment of an employees' stock ownership plan and trust for the exclusive benefit of its eligible employees as provided for under Sections 401 and 4975 of the Internal Revenue Code of 1986 as now in effect or as hereafter amended (hereinafter called the "Internal Revenue Code");

     NOW, THEREFORE, the Company hereby establishes with the Trustees a trust comprising a transfer of excess assets from the Retirement Plan for Employees of the Cape Cod Bank and Trust Company which shall be considered the Company's first year's contribution, such funds (including shares of the Company's stock) as may be hereafter deposited with the Trustees by the Company, and any increment thereto and income therefrom, all such property to be held by the Trustee in trust as herein provided. The Trustee hereby accepts the Trust created hereunder, and agrees to perform the duties imposed on it by the provisions of this Agreement of Trust as set forth hereafter.

                                   ARTICLE 1
                                   ---------
                                  DEFINITIONS
                                  -----------

     The following words and phrases as used herein shall have the following meanings unless a different meaning is plainly required by the context:

      1.01 "Account" means the separate account established for each Member of
           -------
the Plan.

      1.02 "Affiliated Employer" means any corporation, trade, business,
           -------------------
partnership or proprietorship (other than the Company) which is a Member of the controlled group which includes the Company pursuant to Code Sections 414(b) and 414(c) or which is a member of an affiliated service group (other than the Company) which includes the Company pursuant to Code Section 414(m).

      1.03 "Annual Compensation" means the basic compensation paid to an
            -------------------
Employee by the Company while a Member during each Plan Year and including any elective deferrals made under a plan maintained by the Company which qualifies under Section 401(k) or Section 125 of the Code, but excluding bonus payments, overtime, commissions and any expense allowance payments or any group life insurance contributions includable in income. "Annual Compensation" to be taken into account under the Plan shall not exceed Two Hundred Thousand Dollars ($200,000), or such other amount as may be provided pursuant to applicable law or regulations; provided, however, that in determining the Annual Compensation of a 5 percent owner (as defined in Section 416 of the Internal Revenue Code) or one of the top 10 Employees by total earnings from the Company, the Annual Compensation of a spouse and of a lineal descendant under the age of 19 before the end of the Plan Year shall be aggregated with such Employee's Annual Compensation.

      1.04 "Beneficiary" means the person or persons designated by the Member to
            -----------
receive any amounts payable under the Plan after the death of the Member.

      1.05 "Board of Directors" means the Board of Directors of the Company.
            ------------------

      1.06 "Break in Service" means the twelve (12) month period commencing on
            ----------------
his date of employment and each anniversary thereafter during which the Employee is credited with less than 501 Hours of Service.

      1.07 "Committee" means the Retirement and Administrative Committee
            ----------
provided for in Section 10.01.

      1.08 "Company" means Cape Cod Bank and Trust Company, and any successor
            -------
corporation thereto, or any entity now or hereafter affiliated with Cape Cod Bank and Trust Company which adopts this Plan by vote of its board of directors and with the consent of the Company. The term "Company" also includes all of the foregoing as the context may require.

      1.09 "Effective Date" means January 1, 1989.
            --------------

      1.10 "Employee" means any person who is in the employ of the Company on or
            --------
after January 1, 1989 and any person who is on a leave of absence which has been approved by the Company and who was an Employee within the meaning of this
Section 1.10 on the day before the first day of the leave of absence (but only for the period of the approved leave of absence); but excluding (i) any Employee covered by a collective bargaining unit unless the collective bargaining agreement specifically provides for such Employee's inclusion in the Plan, (ii) any Employee who is not residing in the United States of America, (iii) any person employed on a retainer basis (as with the performance of services for the Company of a legal, accounting or consulting nature), or under circumstances as are not included within the common law definition of "Employee", and (iv) any person who is director of the Company unless such person is also a salaried Employee.

      1.11 "Entry Date" means the January 1 or July 1 of each Plan Year.
            ----------

      1.12 "Fiscal Year" means a twelve-month period beginning on January I and
            -----------
ending on December 31.

      1.13 "Limitation Year" means a twelve-month period coinciding with the
            ---------------
Plan Year.

      1.14 "Member" means an Employee who has met the eligibility requirements
            ------
and is included in the Plan.

      1.15 "Normal Retirement Age" means the date on which a Member reaches his
            ---------------------
sixty-fifth (65th) birthday.

      1.16 "Plan" means the Cape Cod Bank and Trust Company Employee Stock
            ----
Ownership Plan as described herein and as it may be amended from time to time.

      1.17 "Plan Year" means a twelve-month period beginning on January 1 and
            ---------
ending on December 31.

      1.18 "Stock" means shares of common stock issued by the Company (or a
            -----
member of the controlled group which includes the Company) which are readily tradeable on an established securities market or, if such stock is not readily tradeable, shares of common stock issued by the Company which meet the requirements of Section 409(1)(2).

      1.19 "Termination of Employment" means separation from the employment of
            -------------------------
the Company for any reason, including, but not limited to, Retirement, death, disability, resignation or dismissal from the Company.

      1.20 "Trustees" means the party or parties, individual or corporate, named
            --------
and duly appointed by this instrument, and a successor Trustee or Trustees acting hereunder.

      1.21 "Trust Fund" means the Stock of the Company, cash, and other property
            ----------
held by the Trustees for purposes of the Plan.

      1.22 "Year of-Service" means a Plan year during which the Employee earns
            ---------------
1,000 Hours of Service.

      1.23 "Valuation Date" means December 31 of each year, and such other dates
            --------------
as the Trustees may use from time to time for periodic valuation of the Trust Fund.

     Wherever used in this Plan the masculine shall include the feminine and the singular shall include the plural, unless the context indicates otherwise.

                                   ARTICLE 2
                                   ---------
                                  DEFINITIONS
                                  -----------

      2.01 Eligibility to Participate. An Employee shall be eligible to become a
           --------------------------
Member of the Plan on the Entry Date coincident with or next following his completion of two (2) years of Eligibility Service.

      2.02 Eligibility Service.  An Employee shall be credited with one year of
           -------------------
"Eligibility Service" for each computation period in which he is credited with 1,000 Hours of Service, including periods of service prior to the Effective Date of the Plan. The initial computation period shall be the twelve-month period commencing on the Employee's date of employment. Subsequent computation periods shall be the consecutive twelve-month periods commencing on the anniversary date of the Employee's date of employment.

      2.03 Hours of Service.  An Employee shall be credited with an "Hour of
           ----------------
Service" on the following basis:

          (a) each hour for which an Employee is paid or entitled to payment for the performance of duties for the Company;

          (b) each hour for which an Employee is paid, or entitled to payment, by the Company on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. Hours under this paragraph shall be calculated and credited pursuant to Section

               2530.200b-2 of the Department of Labor Regulations which are incorporated herein by this reference;

          (c) Unless otherwise credited under subsections (a) or (b), each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Company;

          (d) each hour for which an Employee is neither paid nor entitled to payment by the Company for a period when no duties are performed due to illness or authorized leave of absence so long as the Employee returns to the service of the Company upon the expiration of his illness or upon the expiration of the period for which the authorized leave of absence was granted and provided further, that no more than 501 hours shall be credited under this subsection (d) and then only to prevent a one-year Break in Service, and

         (e) unless otherwise credited under a preceding paragraph and only to prevent Break in Service, each hour during a Maternity or Paternity Leave of Absence for which an Employee would have been compensated if he had continued to work his regular schedule as in effect immediately prior to the date such leave began, provided that no more than 501 hours shall be credited under this paragraph (e) and that hours shall be credited to the Plan Year in which the leave began, if necessary to prevent a one-year Break in Service during such Plan Year, or to the following Plan Year. "Maternity or Paternity Leave of Absence" means any leave of absence of an Employee commencing on or after January 1, 1985, due to:

                    (a)  the pregnancy of the Employee,
                    (b)  the birth of a child of the Employee,
                    (c)  the adoption of a child by the Employee, or
                    (d) the caring for such child during the period immediately following such birth or adoption.

Hours of Service granted under paragraph (c) shall be credited to the Employee for the Plan Year to which the back pay award is applicable. An Employee shall receive credit under this Section 2.03 for Hours of Service earned while employed by an Affiliated Company, but only during the period of affiliation.

      2.04 Reemployment of Former Members and Employees.  A Former Member or a
           --------------------------------------------
former Employee who has completed two years of Eligibility Service (but has not yet become a Member) who is rehired by the Company after a Break in Service shall be eligible to become a Member on his date of reemployment. Any other Employee who is rehired by the Company shall be eligible to become a Member on the Entry Date following his satisfaction of the requirements of Section 2.01 and based on the following computation periods: (1) if such Employee is rehired before a Break in Service his original computation period determined under
Section 2.02 shall apply; (2) if such Employee is rehired after a Break in Service a new computation period, commencing on his date of rehire shall apply. An Employee's prior years of Eligibility Service shall be counted in determining if the Employee has satisfied the eligibility requirements under Section 2.01.

                                   ARTICLE 3
                                   ---------
                                 CONTRIBUTIONS
                                 -------------

      3.01 Initial Contribution.  The Company's initial contribution shall be
           --------------------
made in the form of a direct trust to trust transfer from the Retirement Plan for Employees of Cape Cod Bank and Trust Company and in an amount equal to the value of any excess assets in such plan determined after the satisfaction of all liabilities for benefits, costs, and expenses pursuant to the termination of such plan as of December 31, 1988; it being the Company's intent that such transfer be in accordance with any conditions or requirements of Section 4980 of the Internal Revenue Code. The initial contribution shall be used to purchase Stock issued by the Company no later than ninety (90) days after the transfer to the Plan (or such longer period as may be permitted, by the Secretary of the Treasury); such Stock to have the characteristics necessary to qualify as employer securities under Section 409(1) of the Code.

      3.02 Future Contributions.  After the initial contribution under Section
           --------------------
3.01 has been fully allocated to the Accounts of Employees pursuant to Section 4.01, the Company's contributions under the Plan for each Fiscal Year shall be in cash or that number of shares of Stock having a fair market value on the last day of the Fiscal Year equal to such amount as shall be determined by the Company in its sole discretion.

      3.03 Limitation on Contributions.  Except with regard to the initial
           ---------------------------
contribution under Section 3.01, the determination of the contribution shall be made in such manner and within such time as required under applicable law, regulation, or ruling to permit the Company to deduct such amount for the Fiscal Year; provided, however, that such annual contribution, in conjunction with any other plan sponsored by the Company and qualified under Section

401(a) of the Internal Revenue Code, shall not exceed the maximum amount deductible in arriving at the Company's taxable income for such year under the provisions of Section 404 of the Internal Revenue Code, or any statute of similar import. Notwithstanding the foregoing, the Company shall not make a contribution under Section 3.02 until the initial contribution under Section
3.01 is fully allocated in accordance with Section 4.01.

      3.04 Timing of Contributions. The contribution for which provision is made
           -----------------------
in Section 3.02 shall be paid over to the Trustees by the Company prior to or coincident with the date for filing its Federal income tax return (including the period of any extensions thereof) for the Fiscal Year to which the contribution relates.

      3.05 Company's Contributions Irrevocable.  Except as provided in Section
           -----------------------------------
13.05, any and all contributions made to the Trust by the Company shall be irrevocable and shall be applied in accordance with the provisions of the Plan to provide benefits of the Plan; and neither such contributions nor any income therefrom shall be used for, or diverted to, purposes other than for the exclusive benefit of Members under the Plan.

      3.06 No Employee Contributions. No Employee shall be required or permitted
           -------------------------
to make any contributions under the Plan.

                                   ARTICLE 4
                                   ---------
                   ALLOCATION OF CONTRIBUTION AMONG MEMBERS
                   ----------------------------------------

      4.01  Method of Allocating Initial Contribution.  The initial contribution
            -----------------------------------------
to the Plan pursuant to Section 3.01 shall be allocated in accordance with the following procedures:

          (a) For the Plan Year in which the initial contribution occurs, one-eighth (1/8) of the Stock purchased (or such higher proportion as the Board of Directors may determine each year), but in no event in excess of the limitation under Code Section 415, shall be allocated as of the last day of the Plan Year to the Accounts of Members who are then employed by the Company and who earned a Year of Service during the Plan Year in the proportion that such Member's Annual Compensation bears to the total Annual Compensation of all Members; and

          (b) Any excess Stock not allocated in accordance with subsection (a) above shall be placed in a suspense account, and one-seventh (1/7) of such Stock (or such higher proportion as the Board of Directors may determine each year), but not in excess of the amounts permitted in the limitation under Code Section 415, shall be released and allocated as of the last day of each of the following Plan Years until all such Stock has been allocated to the Accounts of Members who are then employed by the Company in the proportion that such Member's Annual Compensation bears to the total Annual Compensation of all Members.

      4.02 Amount and Method of Subsequent Allocations.  Except as provided in
           -------------------------------------------
Section 4.01, the Company's contributions to the Plan each Plan Year shall be allocated as of the last day of each Plan Year among the Members under the Plan who are then employed by the Company and who earned a Year of Service during the Plan Year. The allocation for each Member shall be based on the proportion that such Member's Annual Compensation bears to the total Annual Compensation of all Members. Such allocations shall be made after the Valuation Date coinciding with the end of the Plan Year and after the first making adjustment of the Member Accounts in accordance with Section 5.02.

      4.03  Annual Additions Defined.  The term "Annual Additions" for any
           ------------------------
Limitation Year means the amount of contributions made by the Company under the Plan and allocated to the Member's Account for such Limitation Year. For purposes of determining Annual Additions the allocation of Stock to a Member's Account from the suspense account under Section 4.01(b) shall be valued at the price of the Stock at the time such Stock was initially credited to the suspense account.

      4.04 Limitation for this Plan. The Annual Additions to a Member's Account
           ------------------------
under the Plan for any Limitation Year shall not exceed the lesser of (i) twenty-five percent (25%) of the Member's total compensation for such Limitation year, or (ii) $30,000 (or, if greater, one-quarter of the dollar limitation in effect under Section 415(b)(1)(A) of the Internal Revenue Code).

     4.041 In any Limitation Year in which no more than one-third of the Company's contributions are allocated to highly compensated employees (within the meaning of Section 414(q) of the Internal Revenue Code), the amount otherwise described in 4.04(ii) shall be increased by the lesser of the amount otherwise described in 4-04(ii) or the value of Company Stock contributed, purchased with cash contributed, or allocated from the suspense account.

      4.042 If it is determined that the Annual Additions to the Account of a Member for any Limitation Year are in excess of the limitations contained in Sections 4.04 and 4.041 due to the allocation of forfeitures, if any, as a result of a reasonable error in estimating a Member's compensation, or under other limited facts and circumstances, the Committee shall reduce the amount allocated with respect to such Limitation Year, unless the terms of any other qualified defined contribution plan maintained by the Employer provides for a reduction in the Member's Annual Addition under such other plan. In accordance with the provisions of Section 1.415-(6)(b)(6)(iii) of the Regulations issued under the Internal Revenue Code, if any excess contribution is determined to exist under this Plan, such amounts shall be held in a suspense account for the Limitation Year and all amounts in such suspense account shall be reallocated at the end of the next Limitation Year to the Accounts of all Members as part or all, as the case may be, of the Employer's contribution for such Limitation Year, or, if necessary, any subsequent Limitation Year, or, if necessary, any subsequent Limitation Year.

      4.043 For purposes of this Section 4.04, "compensation" means all earned income, wages, salary and other amounts received for personal services rendered in the course of employment with the Company but shall not include contributions that qualify under Internal Revenue Code Sections 401(k) or 125 or other contributions to plans of deferred compensation that are not includible in a Member's gross income for the taxable year in which contributed, amounts realized in connection with stock option or stock purchase plans, or other amounts that receive special tax benefits.

      4.05 Limitations Applicable to Members Covered by Defined Benefit Plan. If
           -----------------------------------------------------------------
a Member is or has ever been covered by a defined benefit plan maintained by the Company, the maximum Annual Additions to a Member's Account for any Limitation Year shall be limited to the amount determined as follows:

          (a) First, there shall be computed under this Plan at the close of each Limitation Year a fraction in which the numerator is the sum of the Annual Additions to the Member's Account as of the end of the Limitation Year and the denominator is the sum for all years of an Employee's service of the lesser of:

              (i) one-hundred twenty-five percent (125%) of the maximum dollar limit pursuant to Section 415(c)(1)(A) of the Internal Revenue Code for the applicable year but determined without regard to the special dollar limitation under Section 4.041; or

              (ii) one-hundred forty percent (140%) of twenty-five (25%) of the Member's total compensation as defined in Section 4.043 for the applicable year;

          (b) Second, there shall be computed under the defined benefit plan as of the close of each Limitation Year a fraction in which the numerator is the Member's projected benefit at Normal Retirement Date under such plan in which the Member participates (assuming continued employment and level compensation) and the denominator is the lesser of:

               (i) one-hundred twenty-five percent (125%) of the maximum limit pursuant to Section 415(b)(1)(A) of the Internal Revenue Code for that year; or

               (ii) one-hundred forty percent (140%) of the Member's average compensation for the three consecutive calendar years while a Member of the Plan in which his compensation as defined in
                    Section 4.043 was highest;

          (c) Third, the sum of the fractions determined under (a) and (b) above shall not exceed 1.0. If it is determined that such limitation for any Limitation Year has been or will be exceeded and if the fraction determined under (b) above is not adjusted to avoid exceeding such limitation, then the Annual Additions to the Member's Account for such Limitation Year shall be reduced as necessary in order to avoid exceeding such limitation.

      4.06 Combining of Plans and Companies.  For purposes of determining the
           --------------------------------
limitations contained in this Article 4,

          (a) all defined contribution plans (whether or not terminated) of the Company or an Affiliated Employer shall be treated as one defined contribution plan and the Member's various individual accounts under such plans shall be aggregated;

          (b) all defined benefit plans (whether or not terminated) of the Company or an Affiliated Employer shall be treated as one defined benefit plan.

      4.07 Participation in Another Defined Contribution Plan.  If a Member is a
           --------------------------------------------------
participant in another defined contribution plan in addition to this Plan, and as a result of the limitation in Section 4.05 the Member has or will have an excess Annual Addition in a Limitation Year, then the allocations to the Member's Account under this Plan will first be reduced in order to satisfy such limitation.

      4.08 Fractional Shares. Shares shall be allocated to the Members' accounts
           -----------------
under Sections 4.01 and 4.02 to the nearest one-thousandth of a share.

                                   ARTICLE 5
                                   ---------
                               MEMBERS' ACCOUNTS
                               -----------------

      5.01 Separate Accounts.  The Company (or their agent) shall maintain
           -----------------
individual Accounts of the interest of Members. Each such Account shall show in dollars and/or in shares of Stock the Member's share of the Trust Fund. A Member shall be fully vested in the value of his Account at all times.

      5.02 Value of Accounts.  As of each Valuation Date the Trustees shall
           -----------------
determine the total net worth of-the Trust Fund by valuing all the assets of such Trust Fund exclusive of the Company's contributions for the respective Plan Year. The valuation of all such assets shall be at their fair market value as of such Valuation Date. Each Member's Account shall then be credited with the Member's allocable share of Stock for the Plan Year and any Stock received in the form of stock splits. In addition, a Member's Account shall be adjusted to reflect the Member's proportionate share of any earnings or losses in the Trust Fund due to investments in other than Company Stock or the dividends on Company Stock distributed to Members in accordance with Section 5.04.

      5.03 Value to be Used for Distributions.  The value of a Member's share in
           ----------------------------------
the Trust Fund for purposes of a distribution due to a Termination of Employment shall be the value of the Member's Account as of the date of distribution and based on the number of shares (and fractional shares) of Stock in his Account as of the Valuation Date immediately following such Termination of Employment.

      5.04 Payment of Dividends.  Dividends received by the Trust on Stock
           --------------------
allocated to a Member's Account shall be paid to such Member in cash as soon as practicable after receipt by the Trustee, but not later than ninety (90) days after the end of the Plan Year in which the dividends were received. Dividends received by the Trust on Stock held in the Suspense Account shall be paid to Members in cash in the same proportion that the number of shares of Stock allocated to a Member's Account bears to the total number of shares of Stock allocated to the Accounts of all Members; such dividends to be paid as soon as practicable after receipt of the dividend by the Trustee, but no later than ninety (90) days after the end of the Plan Year in which the dividends were received.

     5.041 Notwithstanding Section 5.04, the Company may provide that the dividends allocable to each Member under Section 5.04 shall be paid directly to the Member (or the Member's Beneficiary) without first being paid into the Trust. The Company shall instruct the Trustee to provide to the Company's dividend paying agent any necessary information to pay and process such dividend amounts, provided the Trustee is given reasonable notification by the Company.

      5.05 Diversification.  A Member who has attained age fifty-five (55) and
           ---------------
has completed ten (10) years of participation in the Plan may elect, within ninety (90) days after the close of each Plan Year in the six (6) Plan Year period beginning with the Plan Year he attains age fifty-five (55) (or he completes ten (10) years of Eligibility Service, if later) to receive a distribution of twenty-five percent (25%) of his Account in the Plan (to the extent such portion exceeds the amount of any prior distribution under this Section). The Member may elect to receive a distribution of up to fifty percent (50%) of his Account (to the extent such portion exceeds the amount of any prior distribution under this Section) for the last Plan Year such election is available to him. The distribution of a portion of the Member's Account covered by this election shall be made within ninety (90) days after the period during which the election may be made.

                                      ARTICLE 6
                                      ---------
                     ELIGIBILITY FOR DISTRIBUTION OF SHARES
                     --------------------------------------

      6.01 Termination of Employment. Subject to the provisions of Section 6.05,
           -------------------------
a Member shall be eligible to receive the value of his Account within a reasonable period of time (not to exceed 180 days) following the end of the Plan Year in which occurs his Termination of Employment.

      6.02 Death. In the event that any Member shall die while in the service of
           -----
the Company, or after he has (a) retired from service with the Company, or (b) terminated his Service with the Company, but before he has received the entire amount to his credit in the Trust Fund, all amounts held for the benefit of the Member shall be paid to the Beneficiary or Beneficiaries designated under the provisions of 6.03; provided, however that in the event there is no named Beneficiary surviving, or in the event that the named Beneficiary or Beneficiaries should die before receiving all amounts held in the Member's Account, any amount due shall be paid in equal portions to such person or persons in the following classes of successive beneficiaries surviving the
Member: the Member's (a) spouse, (b) natural and adopted children, and children of deceased children, per stirpes (c) parents in equa1 shares, (d) brothers and sisters and nephews and nieces who are children of deceased brothers and sisters, per stirpes, or (e) executors or administrators. The payment shall be made in a lump sum.

      6.03 Designation of Beneficiary.  When an Employee becomes a Member under
           --------------------------
the Plan he shall designate a Beneficiary who shall be the surviving spouse of the Member, or, who shall be the person or persons designated by the Member in the latest written notice received by the Trustees on a form provided by the Trustees in the event that either: (a) the deceased Member is not survived by a spouse, or (b) the deceased Member's surviving spouse had irrevocably agreed, in writing, witnessed by a notary public or a Plan representative, to the designation of another specified Beneficiary. The Member shall have the right to change his Beneficiary from time to time in the manner hereinabove described, provided the applicable spousal consent requirements are again satisfied.

     6.04 Time for Payment.  Unless the Member otherwise elects another date in
          ----------------
writing, in no event will payment of benefits be eligible to commence later than the time set forth in Section 6.041 or, if earlier, one (1) year after the close of the Plan Year in which the latest of the following events occurs:

          (a) the Member separates from service by reason of attaining his Normal Retirement Age, disability or death; or

          (b) the fifth Plan Year following the Plan Year in which the Member otherwise separates from service, provided that such Member is not reemployed before the distribution is required to begin under this subsection (b).

     6.041 Unless the Member otherwise elects another date in writing, in no event will payment of benefits be eligible to commence later then the sixtieth
(60th) day after the close of the Plan Year in which the latest of the following events occurs:

          (a) the Member's sixty-fifth (65th) birthday;

          (b) the tenth (10th) anniversary of the date on which the Member's Participation in the Plan commenced; or

          (c) termination of the Member's employment with the Company.

      6.05 Required Distribution.  Distribution of the Account of all Members
           ---------------------
shall begin no later than the April 1st of the calendar year following the calendar year in which he attains the age of seventy and one-half (70 1/2). If a Member continues in the employment of the Company after such date, any additional allocations (of contributions and earnings) to his Account shall be paid out as of December 31 of each Plan Year subsequent to the Plan Year in which he attains the age of seventy and one-half.

                                   ARTICLE 7
                                   ---------
                              PAYMENT OF BENEFITS
                              -------------------

      7.01 Method of Payment.  When a Member is eligible for a distribution of
           -----------------
his share in the Trust Fund in accordance with the provisions of Article 6, the Committee shall determine the time of payment and shall instruct the Trustees to pay the Member's Account to him in a lump sum, provided that no lump sum payment may be made prior to the Member attaining age 62 without the Member's consent if the value of such payment would be in excess of $3,500.

      7.02 Form of Payment.  Except as provided in Sections 5.04 and 7.04, all
           ---------------
payments made under the Plan shall be made in shares of Stock. In the event that the amount of any distribution is not divisible into whole shares of Stock, the Trustees shall distribute the largest number of whole shares not in excess of such amount, and shall either sell the remaining fractional shares to the Company at fair market value as of the same Valuation Date used to determine the value of the Member's distribution and distribute the sale proceeds to the Member, or distribute the value of the remaining fractional shares to or on his behalf from the funds available in the Trust. Any assets held in a Member's Account in a form other than Company Stock shall be distributed in cash.

      7.03 Limitations on Payments.  Neither the method nor the time for payment
           -----------------------
of benefits shall be permitted if the anticipated effect would be:

          (a) to extend benefits beyond the joint and last survivor life expectancy of the Member and a designated Beneficiary; or

          (b) to reduce the Member's benefit more than fifty percent (50%) of the amount it otherwise would have been if someone other than the Member's spouse is named in such option.

      7.04 Put Option.  Except as hereinafter provided, each Qualified Holder of
           ----------
Stock distributed from the Plan shall have the right, at the times, for the price, and on the terms specified below, to require the Company to repurchase any or all of the shares of Stock then held by such Qualified Holder, such right to be referred to herein as a "Put Option". A Put Option shall be exercised by written notice by a Qualified Holder to the Committee, specifying the number of shares of Stock to be repurchased and accompanied by one or more stock certificates evidencing the Stock tendered and a stock assignment duly executed in blank. To the extent mutually agreed upon by the Company and the Trustee, the rights and obligations of the Company hereunder at the time of exercise of such Put Option may be assumed and discharged by the Trustee. The rights and obligations of the Company hereunder may also be assumed and discharged by any one or more other parties designated by the Company and who agree thereto. A Qualified Holder is any person who is or at any time was a Member of the Plan.

     7.041 Any Put Option referred to herein may be exercised at any time during the sixty-day period which begins on the date the Stock subject to the Put Option is distributed by the Plan to the Qualified Holder in question and, if the Qualified Holder fails to exercise the Put Option within said sixty-day period, during an additional sixty-day period that commences on the later of the first day of the following Plan Year or the lapse of the initial sixty-day period, provided, that such sixty-day periods shall be extended by the duration of any period during which the party bound by the Put Option is prohibited from honoring it by applicable federal or state law.

     7.042 The price per share at which a Put Option is exercisable hereunder shall be the fair market value thereof determined in good faith and otherwise in accordance with the Code by the party purchasing the Stock as of the most recent Valuation Date; provided, however, that if the person exercising the Put Option is a Disqualified Person as defined in Section 4975(e)(2) of the Internal Revenue Code, such fair market value shall be determined as of the date of the purchase. In the case of the exercise of a Put Option by any person other than a Disqualified Person, a determination of fair market value based on at least an annual appraisal independently arrived at by a person who customarily makes such appraisals and who is independent of any party to the transaction may be relied upon as a good faith determination of fair market value.

     7.043 The purchase price determined pursuant to the foregoing paragraph shall be payable in cash within 30 days of receipt by the Committee of notice of exercise of the Put Option, provided that, in the cast of repurchase by the Company or the Trust (hereinafter referred to as the "Obligor") of shares of Company Stock which are distributed to the Member as part of a total distribution, the Obligor may, at its option, purchase such Shares in substantially equal periodic installments (not less frequently than annually) over a period beginning not later than 30 days after exercise of the Put Option and not exceeding five (5) years. As used herein, the term "total distribution" shall mean the distribution within one (1) taxable year to the Member or his Beneficiary of the balance of the Member's Account. The obligation to make any payments under this Section due later than 30 days from the date of exercise of the Put Option shall be evidenced by the Obligor's promissory note bearing a reasonable rate of interest and shall provide adequate security.

     7.044 Notwithstanding the foregoing, no Stock shall be subject to a Put Option hereunder if it is readily traded when distributed to the Qualified Holder and at all subsequent times during the sixty-day periods during which the Put Option would ordinarily be exercisable. Stock is subject to a trading limitation if it is subject to a restriction under any federal or state securities law, any regulation thereunder, or an agreement (not otherwise prohibited by Section 7.05) affecting the Stock which would make the Stock not as freely tradeable as Stock not subject to such restriction. If any such Stock is readily traded without restriction when distributed but ceases to be so traded within either of said sixty-day periods, the Obligor shall so notify the Qualified Holder within 10 days that for the remainder of such period, the Stock is subject to a Put Option, such notice to specify the terms of the Put Option. If any such notice is not given within such 10-day period, the number of days between such 10th day and the day the notice is given shall be added to the duration of the applicable sixty-day period in which the Put Option is exercisable. As used herein, the term "readily traded" shall refer to Stock of the Company that is listed on a national securities exchange registered under
Section 6 of the Securities Exchange Act of 1934 or that is quoted on a system sponsored by a national securities association registered under Section 15(A)(b) of the Securities Exchange Act.

     7.045 These rights with respect to shares of Company Stock shall be nonterminable once granted except to the extent they cease to be exercisable as provided in Section 7.044 or are exercised.

     7.046 If the Stock of the Company held in the Plan is issued by a bank (as defined in Section 581 of the Code) which is prohibited by law from redeeming or purchasing its own securities, the Put Option requirements of this Section 7 shall not be applicable, provided that Members who are entitled to a distribution from the Plan shall receive the value of their Account in cash.

      7.05 Offer to Purchase.  The Company or the Trustee may at any time offer
           -----------------
to purchase any shares of Company Stock (including, if a Put Option is issued, the Stock not sold under the Put Option described in Section 7.04) which are held by a former Member (or Beneficiaries), at the then fair market value determined by the Company or the Trustee in the same manner as fair market value is determined for purposes of the Put Option described in Section 7.04. The terms of payment for any such purchase of Company Stock may be either in a lump sum or in installments over a period not exceeding five (5) years, with interest payable at a reasonable rate on any unpaid installment balance (as determined by the Trustee).

      7.06 Restrictions on Shares of Company Stock. Shares of Company Stock held
           ---------------------------------------
or distributed by the Trustee may be restricted as to sale or transfer by the Articles of Organization or By-Laws of the Company, which restrictions shall be similarly applicable to all shares of stock of the Company of the same class, and shall, if required by law, bear such appropriate legends and be subject to such restrictions as shall, in the opinion of counsel for the Company, be required in order to assure compliance with applicable federal and state securities and banking laws. Except as otherwise provided in Section 7.04 no shares of Company Stock held or distributed by the Trustee may be subject to a put, call or other option, or buy-sell or similar arrangement. The provisions of
Section 7.04 shall continue to be
applicable to Company Stock even if the Plan ceases to be an employee stock ownership plan under Section 4975(e)(7) of the Code.

                                   ARTICLE 8
                                   ---------
                                  WITHDRAWALS
                                  -----------

      8.01 No Withdrawal of Company Contributions.  A Member shall not be
           --------------------------------------
entitled to withdraw any portion of his interest in the Trust Fund while he remains in the service of the Company, except for distributions made pursuant to the diversification requirements of Section 5.05 and distributions required by
Section 6.05.

                                   ARTICLE 9
                                   ---------
                         RIGHTS AND DUTIES OF TRUSTEES
                         -----------------------------

      9.01 Appointment of Trustees.  The Board of Directors of the Company shall
           -----------------------
appoint one or more Trustees, who may but need not be Members of the Plan, to administer the Trust Fund and manage the assets held in the Trust Fund. Each Trustee shall serve at the pleasure of the Board of Directors of the Company, and may resign at any time by giving the Board of Directors not less than thirty
(30) days' notice unless the Board of Directors accepts a lesser period of notice.

      9.02 Action by Majority of the Trustees. A majority of the Trustees at the
           ----------------------------------
time in office may do any act which the Plan authorizes or requires the Trustees to do, and the action of such majority expressed from time to time by a vote at a meeting, or in writing without a meeting, which shall constitute the action of the Trustees.

      9.03 Powers of Trustees.  It shall be the duty of the Trustees to invest
           ------------------
and reinvest the funds of the Trust pursuant to Section 9.04, and to make distributions therefrom in accordance with the Plan.

      9.04 Investments. Subject to all outstanding obligations of the Trust, the Trustees shall invest and reinvest all funds contributed to or accruing to the Trust (except those necessary to (a) pay the liabilities, if any, of the Trust, (b) pay any expenses incurred by the Trustees which the Company fails to pay or
(c) to make distributions of dividends) primarily in shares of Stock. With due regard to providing for such primary investment policy, the Trustees may invest funds in savings accounts, certificates of deposit, high-grade short-term securities, stocks, bonds, investment companies, common and collective trusts funds for employee benefit plans which satisfy the requirements of Section
501(a) of the Code (the terms of which shall constitute a part of this Plan), or investments deemed by the Trustees to be desirable for the Trust, or such funds may be held in cash or cash equivalents; provided however, that the Trust may, at the discretion of the Trustee, be invested in any of the investment medium listed above that may be offered by the Company in the ordinary course of its banking business. All purchases of Stock shall be made at prices which, in the judgement of the Trustees, do not exceed the fair market value of such shares. The determination of the fair market value shall be determined in good faith by the Trustees in accordance with this Section and in accordance with regulations to be promulgated by the Secretary of Labor pursuant to Section 3(18) of the Employee Retirement Income Security Act of 1974. Stock may be acquired for cash or on terms. The Trustees may keep the Stock in the name of some other person, firm, or corporation or its own name without disclosing fiduciary capacity. The Trustees may sell at public auction or private contract, redeem, or otherwise realize upon such Stock and for such purposes may execute such instruments and writings and do such things as they shall deem proper.

      9.05 Exercise of Voting Rights.  Except as provided in Section 9.051, the
           -------------------------
Trustee shall at all times be entitled to vote in its discretion shares of Company Stock held in the Trust but not allocated to the Account of any Member and any shares of stock not issued by the Company. The Trustee shall in addition be entitled to vote in its discretion shares of Stock held in the Trust and allocated to the Stock Account of any Member; provided, that with respect to any corporate matter that involves the voting of such shares with respect to the approval or disapproval of any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets, or such similar transactions as the Secretary of the Treasury may prescribe in regulations, each Participant shall be entitled to direct the Trustee as to the exercise of any voting rights attributable to shares of Stock then allocated to his Account but only to the extent required by Sections 401(a)(22) and 409(e)(3) of the Code and the regulations thereunder.

     9.051  Registration-Type Class of Securities.  Notwithstanding Section
            -------------------------------------
9.05, if at any time the Company has a registration-type class of securities, the Committee shall establish a procedure whereby each Member shall direct the voting of shares of Company Stock allocated to his Account; if a Member fails so to direct, the Trustee shall vote such shares. A registration-type class of securities means a class of securities required to be registered under Section 12 of the Securities Exchange Act of 1934 or a class of securities that would be required to be so registered except for an exemption from registration provided under Section 12(g)(2)(H) of said Act.

     9.052  Number of Votes. Members entitled to direct the voting of shares
            ---------------
of Stock allocated to their Accounts pursuant to Sections 9.05 or 9.051 shall have one (1) vote with respect to each share of Stock. Stock which is held by the Trust and which is not allocated to the Account of any Member shall be voted by the Trustee in the same proportion determined after application of the preceding sentence to the shares of Stock allocated to the Accounts of Members, unless the Trustee makes a determination that to vote such shares of Stock in a different proportion would be in the best interest of Members of the Plan.

     9.053  Voting on Offers. As soon as practicable after the commencement
            ----------------
of a tender or exchange offer ("Offer") for shares of Stock, the Committee shall use its best efforts to cause each Member and former Member (whose Account has allocated to it any shares of Stock) to be advised in writing of the terms of the Offer, and to be provided with forms by which the Member may instruct the Trustee, or revoke such instructions, to tender shares of Stock credited to his Account, to the extent permitted under the terms of such Offer. Subject to the provisions of this
Article 9, the Trustee shall follow the directions of each Member, but the Trustee shall not tender shares for which no instructions are received unless it makes a determination that to tender such shares is in the best interest of the Members. In advising Members of the terms of the Offer, the Committee may include statements from the Board of Directors setting forth its position with respect to the Offer. The giving of instructions by a Member to the Trustee to tender shares and the tender thereof shall not be deemed a withdrawal or suspension from the Plan or a forfeiture of any portion of the Member's interest in the Plan solely by reason of the giving of such instructions and the Trustee's compliance therewith. The number of shares as to which a Member may provide instructions shall be the total number of shares credited to his Account as of the close of business on the day preceding the date on which the Offer is commenced or such earlier date as shall be designated by the Committee which the Committee, in its sole discretion, deems appropriate for reasons of administrative convenience. Any securities received by the Trustee as a result of a tender of shares of Stock shall be held, and any cash so received, shall be invested in short-term investments, for the Account of the Member or former Member with respect to whom shares were tendered pending any reinvestment by the Trustee, as it may deem appropriate, consistent with the purposes of the Plan.

      9.06 Reliance on Trustees as Owner.  No person dealing with the Trustees
           -----------------------------
shall be required to take any notice of this Agreement, but all persons so dealing shall be protected in treating the Trustees as the absolute owners with full power of disposition of all the monies, Stock, and other property of the Trust, and all persons dealing with the Trustees are released from inquiry into the decision or authority of the Trustees and from seeing to the application of monies, Stock, or other property paid for or delivered to the Trustees.

      9.07 Liquidation of Assets.  In the event that cash is required by the
           ---------------------
Trustees to effect any action or distribution under this Trust, or to pay any expenses of this Trust, or for any other reason deemed sufficient by the Trustees consistent with any outstanding obligations of the Trust, the Trustees shall take such action as to the sale or other disposition of Stock forming a part of the Trust as will provide the amount of cash necessary for such payments.

      9.08 Evidence on Which Trustees May Act.  In taking any action or
           ----------------------------------
determining any fact or question which may arise under this Trust, the Trustees may, with respect to the affairs of the Company or its Employees, rely upon any statement by the Company with respect thereto. In the event that any dispute may arise regarding the payment of any sums or regarding any act to be performed by the Trustees, the Trustees may in their sole discretion retain such payment or postpone the performance of such act until actual adjudication of such act shall have been made in a Court of competent jurisdiction; or until they shall have been indemnified against loss to their satisfaction; provided, however, that in the event of any such dispute, the Trustees may rely upon and act in accordance with any directions received from the Company.

      9.09 Discretionary Action.  Wherever under the provisions of this
           --------------------
Agreement the Trustees are given any discretionary power or powers, such power or powers shall not be exercised in such manner as to cause any discrimination in favor of or against any Employee or class of Employees. Any discretionary action taken by the Trustees hereunder shall, to the extent possible, be consistent with any prior discretionary action taken by them under similar circumstances, and to this end the Trustees shall keep a record of all discretionary action taken by them under any provision hereof.

      9.10 Records and Accounting.  The Trustees shall keep accurate and
           ----------------------
detailed records of their transactions hereunder and all their accounts, books, and records relating thereto shall be open at all reasonable times to the inspection of the Company and its authorized representatives. The Trustees shall render in writing at least once each twelve (12) months, accounts of their transactions under this Agreement to the Company and the Company may approve such accounts of the Trustee by an instrument in writing delivered to the Trustees. In the absence of the filing in writing by the Company of exceptions or objections to any such account within sixty (60) days after the receipt by the Company of any such account, the Company shall be deemed to have approved such account; and in such case, or upon the written approval of the Company of any such account, the Trustees shall be released, relieved, and discharged with respect to all matters and things set forth in such account except to the extent provided by the Employee Retirement Income Security Act and other applicable Federal law. Except as may otherwise be required by applicable Federal law, no person interested in the Trust or otherwise other than the Company may require an accounting or bring any action against the Trustees with respect to the Trust and its actions as Trustees. In any proceeding instituted by the Trustees and/or the Company, only the Company and/or the Trustees shall be the necessary parties. The Trustees shall from time to time make such other reports and furnish such other information concerning the Trust as the Company may in writing reasonably request or as may be required by applicable Federal law.

      9.11 Payment of Taxes.  The Trustee shall upon direction of the Company
           ----------------
pay out of the Trust Fund any and all taxes of any and kinds, including without limitation property taxes and income taxes levied or assessed under existing or future laws upon or in respect of the Trust or any monies, securities or other property forming a part thereof or the income therefrom subject to the terms of any agreements or contracts made with respect to trust investments which make other provisions for such tax payments. The Trustees may assume that any taxes assessed on or in respect of the Trust or its income are lawfully assessed unless the Company shall in writing advise the Trustees that in the opinion of counsel for the Company such taxes are not or may not be lawfully assessed. In the event that the Company shall so advise the Trustees, the Trustees will, if so requested in writing by the Company, contest the validity of such taxes in any manner deemed appropriate by the Company or its counsel; or the Company may itself contest the validity of any such taxes in the name of the Trustees; and the Trustees agree to execute all documents, instruments, claims and petitions necessary or advisable in the opinion of the Company or its counsel for the refund, abatement, reduction, or elimination of any such taxes.

      9.12 Compensation and Expenses of Trustees.  The Trustees shall serve with
           -------------------------------------
such compensation for their services as shall be mutually agreed to between the Company and the Trustees, and all such fees and expenses of the Trust (including those arising under Section

9.14 hereof) shall be paid by the Trust to the extent that they are not paid by the Company. If the Trustee is a full time employee no compensation (other than normal wages paid by the Company) shall be paid to such Trustee from the Trust. If any Trustee shall die, resign, be removed, or for any other reason cease to be a Trustee, he shall be replaced by a successor, if any, appointed by the Board of Directors and until he is so replaced, the remaining Trustees shall exercise all of the powers of the Trustees. The appointment of a successor Trustee shall be effective upon written notification to the Company and to the Trustees of his acceptance of such appointment.

      9.13 Legal Action.  Except to the extent required by the Employee
           ------------
Retirement Income Security Act, the Trustees shall not be required to institute any legal action or to appear or participate in any legal action to which they may be a party, except to contest taxes, unless they shall have been first indemnified to their satisfaction by the Company for all loss, cost, and liability.

      9.14 Liability of Trustees.  Except as otherwise provided in Section 405
           ---------------------
of the Employee Retirement Income Security Act of 1974, no Trustees shall be liable for any act or omission of any other Trustees or otherwise for any loss, damage, or depreciation which may result in connection with the exercise of his duties or with the exercise of his discretion or upon any other act or omission hereunder except when due to his own willful misconduct. The Company either through insurance or otherwise shall indemnify and hold harmless each Trustee from any and all claims, loss, damage, expenses (including any reasonable counsel fees) and liability (including any reasonable amounts paid in settlement with the Employer's approval), arising from any act or omission of such Trustee, except when the same is judicially determined to be due to the willful misconduct of such Trustee. No bond, surety, or other security shall be required of the Trustees unless specifically requested by the Company or unless required by law, in which case the cost of such bond, surety, or other security shall be an expense chargeable in accordance with Section 9.12.

                                      ART
                                      ---
                           ADMINISTRATION OF THE PLAN
                           --------------------------

      10.01 Retirement and Administrative Committee.  The general administration
            ---------------------------------------
of the Plan and the responsibility for carrying out the provisions of the Plan shall be placed in an Retirement and Administrative Committee (the "Committee"), the members of which shall be appointed by the Board of Directors. The membership of the Committee may be changed by the Board of Directors at any time and from time to time hereafter; provided, however, that the Committee at all times shall consist of not fewer than three individuals; and, provided further, that any changes in the membership of the Committee shall be certified to the Trustees in writing by the Board of Directors. Any Member of the Committee may resign at any time by delivery of a written notice of resignation to the chairman or secretary of the Board of Directors.

      10.02 Chairman, Secretary, Records.  The members of the Committee shall
            ----------------------------
elect a Chairman from among their members and a Secretary who may, but need not, be one of the members of the Committee. The Committee may also designate other positions within the membership of the Committee. The Secretary shall keep minutes of the Committee's proceedings and all dates, records and documents pertaining to the administration of the Plan.

      10.03 Majority Vote, Execution of Certificates.  The action of the
            ----------------------------------------
Committee shall be determined by the vote or by agreement in writing or by other affirmative expression of a majority of its members; provided however, that the Committee may, by majority vote, designate one of its members to execute all documents for and on behalf of the Committee.

Any certificate or other written direction on behalf of the Committee shall be signed by those individuals granted authority by the Committee to sign documents on its behalf.

      10.04 Powers.
            ------

            (A) The Committee may appoint such agents, who need not be members of the Committee, as it may deem necessary for the effective exercise of its duties, and may delegate to such agents any powers and duties, both ministerial and discretionary, as the said Committee may deem expedient or appropriate.

            (B) Except as to matters required by the terms of the Plan and
                Trust, the Committee shall have complete control of the administration of this Plan, with all powers necessary to enable it properly to carry out its duties in that respect. Not in limitation, but in amplification of the foregoing, the Committee shall have power to construe this Plan and to determine all questions that may arise hereunder. It shall determine all questions relating to the eligibility of employees to participate in this Plan and the amount of benefit to which any person may become entitled hereunder.

            (C) To the extent not covered by any applicable insurance policy, the Company shall indemnify each member of the Committee against any and all claims, loss, damages, expense, and liability arising from any action or failure to act, except when the same is judicially determined to be due to the gross negligence or willful misconduct of such member.

      10.05 Rules and Regulations.  Subject to the limitations of this Article
            ---------------------
10 of the Plan, the Committee from time to time shall establish such supplemental rules and regulations for the administration of the Plan and the transaction of its business as it deems necessary.

      10.06 Other Fiduciary Capacity.  Nothing contained in this Article 10 of
            ------------------------
the Plan shall prevent a member of the Committee from serving the Plan in other fiduciary capacities.

      10.07 Employment of Professional Assistance.  The Company is empowered, on
            -------------------------------------
behalf of the Trust, to engage accountants, actuaries, legal counsel and such other personnel as it deems necessary or advisable to assist it in the performance of its duties under the Plan. The functions of any such persons engaged by the Company shall be limited to the specific services and duties for which they were engaged, and such persons shall have no other duties, obligations or responsibilities under the Plan or Trust.

      10.08 Reliance.  The Committee and the Trustees shall be entitled to rely
            --------
conclusively upon all advice, counsel and opinions provided by accountants, actuaries, legal counsel and other professional assistants engaged pursuant to
Section 10.07.

      10.09 Expenses of Administration.
            --------------------------

            (A) Direct charges and expenses arising out of the purchase or sale of securities, and taxes levied on or measured by such transactions shall be charged against the Trust Fund.

            (B) The Company shall pay all other expenses reasonably incurred in administering the Plan, including expenses of the Committee and the Trustees, such compensation to the Trustees as from time to time may be agreed between the Company and the Trustees (as set forth in Section

                 9.14), fees for legal services, and all taxes, if any, other than those charged to the Trust under Section 10.09(A), provided that, at the discretion of the Company, such expenses may be paid from the Trust.

      10.10 Allocation of Fiduciary Responsibility.  The Trustees and the
            --------------------------------------
Company shall be the "named fiduciaries" of the Plan as defined in Section 402(a) of the Employee Retirement Income Security Act of 1974. The named fiduciaries shall have only those specific powers, duties, responsibilities, and obligations as are specifically given them under the Plan and Trust.

          (A) Company.  The Company shall have the sole responsibility for
              -------
              making contributions required under the Plan. The Company shall have the sole authority to appoint and remove the Trustee and members of the Committee. Moreover, the Company shall have the sole authority to terminate or amend the Plan or to merge or consolidate the Plan with other employee benefit plan. The Company shall be the "plan administrator" as defined under the Employee Retirement Income Security Act of 1974.

          (B) The Trustees.  The Trustees shall have the sole responsibility of
              ------------
              administering the Trust Fund and of managing the assets held in the Trust Fund, all as specifically provided under the Plan and Trust.

          (C) The Committee.  The general administration of the Plan, and the
              -------------
              responsibility for carrying out the provisions hereof, shall be placed in the Committee which is authorized and required to take all action necessary to ensure that the Plan meets the requirements of the Employee

              Retirement Income Security Act of 1974 as now in effect and as it may hereafter be amended from time to time.

      10.11 No Joint Fiduciary Responsibilities.  The Plan and Trust are
            -----------------------------------
intended to allocate to each named fiduciary the individual responsibility for the prudent execution of the functions assigned to him, and none of such responsibilities or any other responsibility shall be shared by two or more of such named fiduciaries unless such sharing shall be provided by a specific provision of this Plan and Trust. Whenever one named fiduciary is required by the Plan and Trust to follow the directions of another named fiduciary, the two named fiduciaries shall not be deemed to have been assigned a shared responsibility, but the responsibility of the named fiduciary giving the directions shall be deemed his sole responsibility, and the responsibility of the named fiduciary receiving those directions shall be to follow them insofar as such instructions are on their face proper under applicable law.

      10.12 Claims Procedure.
            ----------------

            (A) The right of any Member, Beneficiary or other person claiming a benefit shall be initially determined by the Committee or its appointed agent. Any denial by the Committee or agent of the claim for benefits under the Plan shall be stated in writing and delivered or mailed to the claimant within ninety (90) days of receipt of the claimant's written application (unless the Committee notifies the claimant in writing that an extension of up to ninety (90) day additional is necessary because of reasons stated in the extension notice). Such notice of denial shall set forth the reasons therefor, including specific reference to the pertinent provisions of the

                Plan on which the denial is based, a description of any additional material or information necessary to perfect the claim with an explanation of why such material or information is necessary, and an explanation of the procedure for appeal of the denial.

           (B) A claimant who has had an initial claim denied or his duly authorized representative may (i) request a review by written application to the Committee, (ii) review pertinent documents, and (iii) submit issues and comments in writing. Such request for review shall be filed with the Committee within sixty (60) days after receipt by the claimant of the notice of denial; and within sixty (60) days after receipt of such request, or, in special circumstances, such as the need to hold a hearing, require an extended period for processing, as soon thereafter as possible, but not later than one-hundred and twenty (120) days after receipt of such request, the Committee shall render its decision in writing, setting forth the specific reasons therefor, including specific references to the pertinent provisions of the Plan on which the decision is based.

           (C) Any notice or decision by the Committee or its agent shall be written in a manner calculated to be understood by the claimant. Such decisions shall be final and binding upon the person claiming an interest in the Plan.

      10.13 Notice to Employee.  The Committee shall cause to be furnished to
            ------------------
each Employee a written summary of the Plan, any amendments thereto, and such other reports and statements as may be required under applicable law. The foregoing summary shall include the name of the Trustee and the Plan Administrator and shall set forth the Employee's rights and duties with respect to the benefits available to him under the Plan.

      10.14 Government Reports.  The Committee shall submit annually to the
            ------------------
Secretary of Labor and the Secretary of Treasury the reports and statements required under the Employee Retirement Income Security Act of 1974.

                                  ARTICLE 11
                                  ----------
                          NON-ALIENATION OF BENEFITS
                          --------------------------

      11.01 Spendthrift Provision.  Beneficial interests of Members or their
            ---------------------
Beneficiaries in the Trust Fund shall not be assignable nor subject to attachment nor receivership, nor shall they pass to any Trustee on bankruptcy or be reached or applied by any legal process for the payment of any obligations of any such person.

      11.02 Qualified Domestic Relations Orders.  Notwithstanding any provisions
            -----------------------------------
of the Plan to the contrary, if there is entered any qualified domestic relations order (within the meaning of Section 414(p) of the Internal Revenue Code and ERISA Section 206(d)(3)(B), as added by the Retirement Equity Act of
1984) that affects the payment of benefits hereunder, such benefits shall be paid in accordance with the applicable requirements of such order.

                                  ARTICLLE 12
                                  -----------
                           AMENDMENT AND TERMINATION
                           -------------------------

      12.01 Right to Amend or Terminate.  While it is the intention of the
            ---------------------------
Company to continue the Plan indefinitely, the Company reserves the right to modify, amend, or terminate the Plan in whole or in part at any time by an instrument in writing pursuant to authority of a vote of the Board of Directors; provided that any such modification, amendment, or termination does not make it possible for any portion of the Trust Fund to be used for or diverted to purposes other than for the exclusive benefit of Members, retired Members, former Members, or their Beneficiaries after the payment of administrative expenses or taxes levied on the Trust Fund. Any amendment may be made retroactively to the extent permitted by the Internal Revenue Code.

      12.02 Liquidation of Trust Fund.  In the event of liquidation of the
            -------------------------
entire Trust Fund, the Trustees shall adjust all Accounts to reflect payment of all expenses, all losses, or profits and reallocations; and each Member, retired Member, former Member, and each Beneficiary of a Member entitled to a distribution under the Plan shall be entitled to the entire amount to his credit in the Trust Fund. The Trustees shall distribute such amount in Stock in one lump sum. Amounts represented by Fractional Shares shall be distributed in accordance with the procedures in Section 7.02.

                                  ARTICLE 13
                                  ----------
                              GENERAL PROVISIONS
                              ------------------

      13.01 Rights Against the Company.  Neither the establishment of the Plan,
            --------------------------
nor of the Trust Fund, nor any modification thereof, nor the payment of any benefits hereunder shall be construed as giving to any Employee or Member the right to be retained in the service of the Company or as interfering with the right of the Company to discharge any Employee at any time.

      13.02 Records.  The Company and Trustees shall make available all the
            -------
information reasonably necessary to set up and maintain Members' records and Accounts.

      13.03 Payments to Incompetents. In the event that any person entitled to a
            ------------------------
distribution under this Plan is unable to care for his affairs because of illness or accident, any payment due (unless prior claim therefor shall have been made by a duly qualified guardian or other legal representative) may be paid to the spouse, parent, child, brother or sister, or other person deemed by the Trustee to have incurred expenses for such person otherwise entitled to payment. Any such payment shall be a payment for the account of the persons entitled to the benefit, and shall be a complete discharge of any liability of the Plan therefor.

      13.04 Mailing of Benefits.  Each Member or Beneficiary shall furnish the
            -------------------
Trustees with the address to which benefits shall be mailed. If any such benefits mailed by regular United States mail to the last such address appearing on the Trustee's records are returned because the addressee is not at that address, and if the person entitled to such benefit does not communicate with the Trustees in writing for a period of two years thereafter and the Trustees have made a reasonable effort to locate such person, the interest of such Member shall be distributed to his Beneficiary. If no Beneficiary has been designated by the Member, or if such designated Beneficiary cannot be located, then such Member's interest shall be distributed in accordance with Section 6.03.

      13.05 Return of Contributions.  Notwithstanding anything to the contrary
            -----------------------
elsewhere contained in this Plan, if the Internal Revenue Service shall issue an initial determination letter stating that the Plan as contained herein does not meet the requirements of Section 401 of the Internal Revenue Code, the Company shall be entitled to a return of its contributions made hereunder on the basis of the Plan as contained herein within one year after the date of the denial of qualification.

     Notwithstanding the foregoing, contributions made by the Company may be returned to the Company if:

          (a) The contribution was made because of a mistake of fact and the contribution is returned within one (1) year of the mistake in payment; or

          (b) The contribution was conditioned upon its deductibility, the deduction is disallowed and the contribution is returned within one (1) year of disallowance of the deduction.

     The return of a contribution to the Company shall be permitted if the amount so returned (i) is the excess of the amount actually contributed over the amount which would have been contributed if there had been no mistake in fact or error in determining the deduction, as the case may be, (ii) does not include the earnings attributable to such contribution, and (iii) is reduced by any losses attributable to such contribution. In no case may the Account of any

Employee be reduced by such return to less than such Account would have been had the returned contribution not been made in the first instance.

      13.06 Merger or Consolidation.  In the event that this Plan is merged with
            -----------------------
or consolidated with any other plan, or the assets or liabilities accrued under this Plan are transferred to any other plan, each Member's benefit under such other plan shall be at least as great immediately after such merger, consolidation, or transfer (if such plan were then to terminate) as the benefit to which he would have been entitled under this Plan immediately before such merger, consolidation, or transfer (if the Plan were then to terminate).

      13.07 Construction.  The provisions of this Agreement shall be construed,
            ------------
administered, and enforced according to the laws of the Commonwealth of Massachusetts unless superseded by applicable Federal Law. All contributions to the Trust shall be deemed to be made in the Commonwealth of Massachusetts.

      13.08 Liability of Company. Subject to its agreement to indemnify Trustees
            --------------------
and except as otherwise provided by applicable Federal law any neither the Company nor any person acting on behalf of the Company shall be liable for any act or omission on the part of any Trustee, or for any act performed or the failure to perform any act by any person with respect to this Agreement, the Plan or Trust, the Company's only duty being to use reasonable care in the selection of the Trustees.

      13.09 Impossibility of Performance.  In case it becomes impossible for the
            ----------------------------
Company or the Trustees to perform any act under this Plan and Trust, that act shall be performed in which the judgement of the Trustees will most nearly carry out the intent and purpose of this

Plan and Trust. All parties to this Agreement or in any way interested in this Plan and Trust shall be bound by any acts performed under such condition.

      13.10 Headings.  The headings and subheadings in this instrument are for
            --------
convenience of reference only, and the instrument is not to be construed according to such headings.

      13.11 Execution of Agreement. This Agreement may be executed in any number
            ----------------------
of counterparts, and each fully executed counterpart shall be deemed an original.

                                    ARTICLE
                                    -------
                             TOP-HEAVY PROVISIONS
                             --------------------

      14.01 Article Controls.  Any Plan provisions to the contrary
            ----------------
notwithstanding, the provisions of this Article 14 shall control to the extent required to cause the Plan to comply with the requirements imposed by Section 416 of the Code.

      14.02 Definitions.  Where the following words and phrases appear in this
            -----------
Article 13, they shall have the respective meanings set forth below, unless their context clearly indicates to the contrary:

          (a) Account Balance.  As of any Valuation Date, the aggregate amount
              ---------------
              credited to an individual's Account or Accounts under a qualified defined contribution plan (excluding employee contributions which were deductible within the meaning of Section 219 of the Code and rollover or transfer contributions made by or on behalf of such individual to such plan from another qualified plan, sponsored by an entity other than the Company or an Affiliated Employer) increased by (i) the aggregate distributions made to such individual from such plan during a five-year period ending on the Determination Date, and (ii) the amount of any contributions due as of the Determination Date immediately following such Valuation Date.

          (b) Accrued Benefit.  As of any Valuation Date, the present value
              ---------------
              (computed on the basis of the Assumptions) of the cumulative accrued benefit (excluding the portion thereof which is attributable to employee contributions which were deductible pursuant to Section 219 of the Code, to rollover or transfer contributions made by or on behalf of such individual to such plan from another qualified plan sponsored by an entity other than the Company or other Affiliated Employer, to proportional subsidies or to ancillary benefits) of an individual under a qualified defined benefit plan increased by
              (i) the aggregate distributions made to such individual from such plan during a five (5) year period ending on the Determination Date and (ii) the estimated benefit accrued by such individual between such Valuation Date and the Determination Date immediately following such Valuation Date.

          (c) Aggregation Group.  The group of qualified plans maintained by the
              -----------------
              Company and each Affiliated Employer consisting of (i) each plan in which a Key Employee participates and each other plan which enables a plan in which a Key Employee participates to meet the requirements of Sections 401(a)(4) and 410 of the Code, or (ii) each plan in which a Key Employee participates, each other plan which enables a plan in which a Key Employee participates to meet the requirements of Sections 401(a)(4) and 410 of the Code and any other plan which the Company elects to include as a part of such group; provided, however, that the Company may not elect to include a plan in such a group if its inclusion would cause the group to fail to meet the requirements of Sections 401(a)(4) and 410 of the Code.

          (d) Assumptions.  For purposes of this Article 13, the interest rate
              -----------
              and mortality assumptions specified for top-heavy status determination purposes in any qualified defined benefit plan included in an Aggregation Group which includes the Plan.

          (e) Determination Date.  For the first Plan Year of any plan, the last
              ------------------
              day of such Plan Year, and for each subsequent Plan Year of such plan, the last day of the preceding Plan Year. For purposes of determining whether an Aggregation Group is Top-Heavy the Determination Date for each separate plan falling within the same calendar year shall be utilized.

          (f) Former Key Employee.  With respect to any Plan Year, any
              -------------------
              individual who was a Key Employee in a previous Plan Year but who is not a Key Employee with respect to such Plan Year. For purposes of this definition, a beneficiary (who would not otherwise be a Key Employee) of a deceased Former Key Employee shall be deemed to be a Former Key Employee in substitution for such deceased Former Key Employee.

          (g) Key Employee.  With respect to any Plan Year, any individual who
              ------------
              at any time during such Plan Year or during any of the four (4) Plan Years immediately preceding such Plan Year was (i) an officer of the Company or an Affiliated Employer having an annual compensation greater than 50 percent of the amount in effect under
              Section 415(b)(1)(A) of the Internal Revenue Code for such Plan Year, (ii) one of the ten (10) employees having an annual compensation greater than 50 percent of the dollar limitation specified in Section 415(b)(1)(A) of the Internal Revenue Code for any Plan Year and owning both the largest interests in the Company or an Affiliated Employer and greater than a one-half percent (1/2%) interest in the Company or an Affiliated Employer, (iii) an owner of five percent (5%) or more of the outstanding stock of the Company or an Affiliated Company or of stock possessing five percent (5%) or more of the total combined voting power of all the stock of the Company or an Affiliated Employer, or (iv) an employee whose Remuneration (during the calendar year including the Determination Date) exceeded $150,000 and who was an owner of one percent (1%) or more of the outstanding stock of the Company or an Affiliated Employer or of stock possessing one percent (1%) or more of the total combined voting power of all of the stock of the Company or an Affiliated Employer. For purposes of this definition, (i) an individual shall be deemed to own stock owned by other individuals as provided in Section 318 of the Code, but substituting five percent (5%) for fifty percent (50%) in subparagraph (c) of
              Section 318(a)(2) of the Internal Revenue Code, (ii) a beneficiary (who would not otherwise be a Key Employee) of a deceased Key Employee shall be deemed to be a Key Employee in substitution for such deceased Key Employee, and (iii) the total number of Key Employees who are officers of the Company and the Affiliated Employers shall be limited to: if there is a total of less than thirty (30) employees of the Company and

              Affiliated Employers, three (3); if there is a total of more than thirty (30) but less than five hundred (500) employees of the Company and Affiliated Employers, ten percent (10%) of such total; and, if there is a total of more than five hundred (500) employees of the Company and Affiliated Employers, fifty (50).

          (h) Plan Year.  With respect to any plan, the annual accounting period
              ---------
              used by such plan for annual reporting purposes.

          (i) Remuneration.  An individual's earned income, wages, salaries, and
              ------------
              other amounts actually paid or made available by the Company or an Affiliated Employer to such individual during a Plan Year for personal services actually rendered in the course of employment with the Company or an Affiliated Employer (subject to exclusion of amounts specified by regulations promulgated under Section 415 of the Code).

          (j) Valuation Date.  With respect to any Plan Year of any defined
              --------------
              contribution plan, the most recent date within the twelve (12) month period prior to a Determination Date as of which the trust fund established under such plan was valued and the net income (or loss) thereof allocated to Members' accounts. With respect to any Plan Year of a defined benefit plan, the most recent date within a twelve-month period prior to a Determination Date as of which the plan assets were valued for purposes of computing plan costs for purposes of the requirements imposed under Section 412 of the Code.

     14.03  Top-Heavy Status.
            ----------------

          (a) The Plan shall be deemed to be top-heavy if, as of any Determination Date, (i) the sum of Account Balances of Members who are Key Employees exceeds sixty percent (60%) of the sum of Account Balances of all Members (excluding the Account Balances of Former Key Employees) unless an Aggregation Group including the Plan is not top-heavy, or (ii) an Aggregation Group including the Plan is top-heavy. An Aggregation Group shall be deemed to be top-heavy as of a Determination Date if the sum (computed in accordance with Section 416(g)(2)(B) of the Code and the regulations promulgated thereunder) of (i) the Account Balances of Key Employees under all defined contribution plans included in the Aggregation Group and (ii) the Accrued Benefits of Key Employees under all defined benefit plans included in the Aggregation Group exceeds sixty percent (60%) of the sum of the Account Balances and the Accrued Benefits of all individuals (excluding Former Key Employees) under such plans. If an individual has not performed services for the Company or an Affiliated Employer at any time during the previous five (5) years, his or her Account Balance or Accrued Benefit shall not be taken into account.

          (b) If the Plan is determined to be top-heavy for a Plan Year for which it is part of an Aggregation Group which includes a qualified defined benefit plan which is also top-heavy, the requirements of Section 416(c) shall be satisfied for such Plan Year by providing the minimum benefit required by said Section under such defined benefit plan for each Member. If the Plan is determined to be top-heavy for a Plan Year and it is not part of an Aggregation Group which includes a qualified defined benefit plan which is also top-heavy, the Company shall contribute to the Plan for such Plan Year on behalf of each Member who is not a Key Employee and who has not terminated his employment as of the last day of such Plan Year an amount equal to:

               (i) the lesser of (a) three percent (3%) of such Member's Remuneration for such Plan Year, or (b) a percent of such Member's Remuneration for such Plan Year equal to the greatest percent determined by dividing for each Key Employee the amount of contributions allocated to such Key Employee's Account for such Plan Year pursuant to Article 4 by such Key Employee's Remuneration not in excess of $200,000 for such Plan Year; reduced by

               (ii) the amount allocated to such Member's Account for such Plan
                    Year pursuant to Article 4.

          (c) In the event that a Member also participates in a defined benefit plan of the Company during a Plan Year in which the Plan is a Top-Heavy Plan or a Super Top-Heavy Plan, the limitations under
               Section 4.05 of the Plan shall apply, except that the factor of one-hundred percent (100%) shall be substituted for the factor of one-hundred twenty-five (125%) as set forth under such Section with regard to the defined benefit plan and defined contribution plan fractions. If the Top-Heavy Plan is not a Super Top-Heavy Plan, the preceding sentence shall not apply if:

               (1) the Member's minimum benefit under the defined benefit plan is increased to equal the product of (a) and (b) below:

                    (a)  the lesser of

                         (i) three percent (3%) multiplied by his years of service (up to a maximum of ten (10) years), or

                         (ii) thirty percent (30%); multiplied by:

                    (b) his highest average annual Form W-2 compensation for a five (5) consecutive year period required to be taken into account pursuant to Code Section 416(c), or

               (2) the Member's minimum contribution under Section 13.03(b)(i)(a) of the Plan is increased to four percent (4%) of a Member's Remuneration.

               (3) Super Top-Heavy Plan means a plan in which the top-heavy determination pursuant to Section 13.03(2) is performed substituting ninety percent (90%) for sixty percent (60%).

      14.04 Termination of Top-Heavy Status.  If the Plan has been deemed to be
            -------------------------------
top-heavy for one or more Plan Years and thereafter ceases to be top-heavy, the provisions of this Article

13 shall cease to apply to the Plan effective as of the day following the Determination Date on which it is determined to no longer be top-heavy.

     IN WITNESS WHEREOF these presents have been signed and sealed for in behalf of the parties hereto, in the case of the Company by its duly authorized officer, as of the date first above written.

                               CAPE COD BANK AND TRUST COMPANY, as
                               the Company


                                By: James H. Rice
                                   ------------------------------------
                                   Title: President


                                CAPE COD BANK AND TRUST COMPANY, as
                                the Trustee


                                 By: James H. Rice
                                    -----------------------------------
                                    Title: President

                                FIRST AMENDMENT
                                      TO
                        CAPE COD BANK AND TRUST COMPANY
                    EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST


     WHEREAS, Cape Cod Bank and Trust Company (hereinafter referred to as "Company") has established the Cape Cod Bank and Trust Company Employee Stock Ownership Plan and Trust (hereinafter referred to as "Plan"), effective January 1, 1989; and

     WHEREAS, Section 12.01 of the Plan reserves to the Company the right to amend the Plan at any time;

     NOW, THEREFORE in consideration of the foregoing, the Company, pursuant to authority granted by its Board of Directors, hereby agrees to amend the Plan in accordance with the following provisions, said amendment to be effective January 1, 1989:

     Section 4.01(b) shall be amended in its entirety as follows:

          "(b) Any excess Stock not allocated in accordance with subsection (a) above shall be placed in a suspense account which shall be established and maintained to hold such excess Stock until such time as it is allocated in accordance with the following. One-seventh (1/7) of such Stock (or such higher proportion as the Board of Directors may determine each year), but not in excess of the amounts permitted in the limitation under Code Section 415, shall be released and allocated as of the last day of each of the following Plan Years until all such Stock has been allocated to the Accounts of Members who are then employed by the Company in the proportion that such Member's Annual Compensation bears to the total Annual Compensation of all Members.

     IN WITNESS WHEREOF, Cape Cod Bank and Trust Company has caused this instrument to be executed in its name on its behalf this 20th day of September, 1990, by its officer thereunto duly authorized.

                              CAPE COD BANK AND TRUST COMPANY


                              By:/s/Noal D. Reid
                                 --------------------------------------

                              Title: Executive Vice President
                                     and Treasurer

                              SECOND AMENDMENT TO
                      THE CAPE COD BANK AND TRUST COMPANY
                         EMPLOYEE STOCK OWNERSHIP PLAN
                         -----------------------------


     WHEREAS, Cape Cod Bank and Trust Company (the "Company") has established the Cape Cod Bank and Trust Company Employee Stock Ownership Plan (the "Plan") for its eligible employees, originally effective January 1, 1989; and

     WHEREAS, Section 12:01 of the Plan reserves to the Employer the right to amend the Plan:

     NOW THEREFORE, the Plan is amended by this Second Amendment, effective as of
January 1, 1992.

1. Section 1.03 of the Plan be and hereby is revised in its entirety and the following substituted therefor:

     "1.03 "Annual Compensation" means the basic compensation paid to an Employee by the Company while a Member during each Plan Year and including commissions paid to salespersons and any elective deferrals made under a plan maintained by the Company which qualifies under Section 401(k) or 125 of the Code, but excluding bonus payments, overtime, special incentive payments, and any expense allowance payments or any group life insurance contributions includible in income. "Annual Compensation" to be taken into account under the Plan shall not exceed Two Hundred Thousand Dollars ($200,000), or such other amount as may be provided pursuant to applicable law or regulations; provided however, that in determining the Annual Compensation of a 5 percent owner (as defined in Section 416 of the Internal Revenue Code) or one of the top 10 Employees by total earnings from the Company, the Annual Compensation of a spouse and of a lineal descendant under the age of 19 before the end of the Plan Year shall be aggregated with such Employee's Annual Compensation."

2. Section 1.08 of the Plan be and hereby is revised in its entirety and the following substituted therefor:

     "1.08 "Company" means Cape Cod Bank and Trust Company situated in Hyannis, Massachusetts, and any successor thereof; and any corporation now or hereinafter affiliated with Cape Cod Bank and Trust Company which is designated by the Board as entitled to adopt the Plan for its eligible employees, and which does so by a vote of its governing body; and any successor to any of the foregoing, either singly or as a group, as the context may require; which eligible Employers shall include Montcalm Corporation effective January 1, 1992 and CCB&T Investment Company, Inc. effective July 1, 1992."

3. Section 2.02 of the Plan be and hereby is revised in its entirety and the following substituted therefor:

     "2.02  Eligibility Service.  An Employee shall be credited with one year of
            -------------------
     "Eligibility Service" for each computation period in which he is credited with 1,000 Hours of Service, including periods of service prior to the Effective date of the Plan. The initial computation period shall be the twelve-month period commencing on the Employee's date of employment. Subsequent computation periods shall be the consecutive twelve-month periods commencing on the anniversary date of the Employee's date of employment. For purposes of determining Eligibility Service for Employees of any Affiliated Company, only service following the date of affiliation shall be included, unless otherwise provided for."

4. Section 5.04 of the Plan be and hereby is revised in its entirety and the following substituted therefor:

     "Section 5.04  Payment of Dividends.  Cash dividends received by the Trust
                    --------------------
     on Stock allocated to a Member's Account shall be paid to such Member in cash as soon as practicable after receipt by the Trustee, but not later than ninety (90) days after the end of the Plan Year in which the dividends were received. Cash dividends received by the Trust on Stock held in the Suspense Account shall be paid to Members in cash in the same proportion that the number of shares of Stock allocated to a Member's Account bears to the total number of shares of Stock allocated to the Accounts of all Members; such dividends to be paid as soon as practicable after receipt by the Trustee, but not later than ninety (90) days after the end of the Plan Year in which the dividends were received.

     Dividends received by the Trust in the form of Stock on Stock allocated to a Member's Account shall be allocated to the Member's Account. Dividends received by the Trust in the form of Stock on Stock held in the Suspense Account shall be allocated to the Member's Account in the same proportion that the number of shares of Stock allocated to a Member's Account bears to the total number of shares of Stock allocated to the Accounts of all Members."

5. Section 7.07 of the Plan be and hereby is added to the Plan immediately following Section 7.06 to read as follows:

     "7.07  Direct Rollovers.  This Section applies to all distributions made on
            ----------------
     or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

     7.071 For purposes of Section 7.07, the following words shall have the following meanings unless a different meaning is plainly required by the context:

     (a) "eligible rollover distribution" shall mean any distribution of all or a portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include any distribution that is one in a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated Beneficiary, or for a specified period of 10 years or more, any distribution to the extent such distribution is required under Section 6.05, and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to company securities).

     (b) "eligible retirement plan" shall mean an individual retirement account described in Section 408(a) Internal Revenue Code, an individual retirement annuity described in Section 408(b) Internal Revenue Code, an annuity plan described in Section 403(a) Internal Revenue Code, or a qualified trust described in Section 401(a) Internal Revenue Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

     (c) "distributee" shall mean an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 11.02, are distributees with regard to the interest of the spouse or former spouse.

     (d) "direct rollover" shall mean a payment by the Plan to the eligible retirement plan specified by the distributee."

        IN WITNESS WHEREOF, Cape Cod Bank and Trust Company has caused this instrument to be executed by its duly authorized representative this 8th day of July, 1993.

Attest:                             Cape Cod Bank and Trust Company


/s/Morton D. Furber, Jr.            By:/s/Noal D. Reid
------------------------               ----------------------------

                                    Title:Executive Vice President
                                       and Treasurer

                              THIRD AMENDMENT TO
                      THE CAPE COD BANK AND TRUST COMPANY
                         EMPLOYEE STOCK OWNERSHIP PLAN


     WHEREAS, Cape Cod Bank and Trust Company (the "Company") has established the Cape Cod Bank and Trust Company Employee Stock Ownership Plan (the "Plan") for its eligible employees, originally effective January 1, 1989; and

     WHEREAS, Section 12.01 of the Plan reserves to the Employer the right to amend the Plan:

     NOW THEREFORE, the Plan is amended as follows:

1. Section 1.03 of the Plan be and hereby is revised in its entirety and the following substituted therefor:

     "1.03 "Annual Compensation" for years beginning prior to January 1, 1995 means the basic compensation paid to an Employee by the Company while a Member during each Plan Year and including commissions paid to salespersons and any elective deferrals made under a plan maintained by the Company which qualifies under Section 401(k) or Section 125 of the Code, but excluding bonus payments, overtime, special incentive payments, and any expense allowance payments or any group life insurance contributions includible in income. For years beginning on or after January 1, 1995 "Annual Compensation" means the total taxable earnings as reported on Form W-2, paid by the Employer during a Plan Year, and including any amounts subject to salary reduction under a plan maintained by the Employer pursuant to Internal Revenue Code Section 401(k) or Section 125. Effective January 1, 1989, "Annual Compensation" to be taken into account under the Plan in any Plan Year shall not exceed Two Hundred Thousand Dollars ($200,000) or such other amount as may be provided pursuant to applicable law or regulations. For Plan Years-beginning on or after January 1, 1994, the Annual Compensation of each Member taken into account for determining benefits provided under the Plan for any Plan Year shall not exceed One Hundred Fifty Thousand Dollars ($150,000) (as adjusted for increases in the cost-of-living in accordance with Section 401(a)(17)(B) of the Code). The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding twelve months, over which annual Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than twelve months, the annual compensation limit under Section 401(a)(17) of the Code will be multiplied by a fraction, the numerator of which is the number of months in the determination period, and the denominator of which is twelve. In determining the compensation of a 5 percent owner (as defined in Section 416 of the Internal Revenue Code) or one of the top 10 Employees by total earnings from the Company, the Annual Compensation of a spouse and of a lineal descendant under the age of 19 before the end of the Plan Year shall be aggregated with such Employee's Annual Compensation."

     IN WITNESS WHEREOF, Cape Cod Bank and Trust Company has caused this instrument to be executed by its duly authorized representative this eighth day of June, 1995.

Attest:                             Cape Cod Bank and Trust Company


/s/ Morton D. Furber, Jr.            By: /s/Noal D. Reid
------------------------                -------------------------------

                                     Title: Executive Vice President
                                            Treasurer

                        CAPE COD BANK AND TRUST COMPANY

                    EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST

                               Fourth Amendment
                               ----------------


     The Cape Cod Bank and Trust Company Employee Stock Ownership Plan and Trust, dated as of January 1, 1989, as amended, is hereby further amended, pursuant to Section 12.01 thereof, as follows:

A.   Amendments

     1. Article I is hereby amended by deleting section 1.18 in its entirety and substituting therefor the following:

          "Stock" and "Company Stock" mean shares of common stock issued by CCBT Bancorp, Inc. (the "Holding Company") (or a member of the controlled group which includes the Holding Company) which are readily tradeable on an established securities market or, if such stock is not readily tradeable, shares of common stock issued by the Holding Company which meet the requirements of section 409(1)(2) of the Code.

     2. Article VII is hereby amended by deleting references to the "Company" in the first, third and fourth sentences of Section 7.04 and substituting therefor the "Holding Company."

     3. Article VII is hereby further amended by deleting the references to the "Company" in the first sentence of Section 7.043 and substituting therefor "the Holding Company."

     4. Article VII is hereby further amended by deleting the reference to the "Company" in the last sentence of Section 7.044 and substituting therefor the "Holding Company."

     5. Article VII is hereby further amended by deleting the reference to the "Company" in Section 7.046 and substituting therefor the "Holding Company."

     6. Article VII is hereby further amended by deleting all references to the "Company" in Section 7.05 and substituting therefor the "Holding Company."

     7. Article VII is hereby further amended by deleting references to the "Company" in Section 7.06 and substituting therefor the "Holding Company."

B.  Miscellaneous

     1. This Fourth Amendment shall become effective upon the consummation of the Reorganization as contemplated by the Plan of Reorganization and Acquisition, dated as of October 8, 1998, between the Holding Company and the Company.

     2.   The Trust Agreement is in all other respects hereby confirmed.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, this Fourth Amendment has been signed and sealed for and on behalf of the undersigned by their duly authorized officer this 11th day of February, 1999.


                                 CAPE COD BANK AND TRUST COMPANY


                                 By: /s/ Stephen B. Lawson
                                     ----------------------------
                                     Stephen B. Lawson
                                     President and Chief Executive Officer



                                 CCBT BANCORP, INC.

                                 By: /s/ Stephen B. Lawson
                                     --------------------------------
                                     Stephen B. Lawson
                                     President and Chief Executive Officer